Exhibit 10

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 32 to Registration Statement No. 033-42681 on Form N-1A of our report dated February 24, 2014, relating to the financial statements and financial highlights of BlackRock World Income Fund, Inc. (the “Fund”), appearing in the Annual Report on Form N-CSR of the Fund for the year ended December 31, 2013, and to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm” in the Prospectuses and “Independent Registered Public Accounting Firm” and “Financial Statements” in the Statement of Additional Information, which are part of such Registration Statement.

/s/ Deloitte & Touche LLP
Boston, Massachusetts
April 28, 2014

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 32 to Registration Statement No. 033-42681 on Form N-1A of our report dated February 25, 2014, relating to the financial statements and financial highlights of BlackRock Emerging Markets Flexible Dynamic Bond Portfolio, a series of BlackRock Funds II, appearing in the Annual Report on Form N-CSR of BlackRock Funds II, for the year ended December 31, 2013, and to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm” in the Prospectus, which is part of such Registration Statement.

/s/ Deloitte & Touche LLP
Philadelphia, Pennsylvania
April 28, 2014